Northwestern Mutual Series Fund, Inc.

Supplement Dated October 21, 2008 to the

Prospectus Dated April 30, 2008

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated April 30, 2008 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Participation in Treasury’s Temporary Guarantee Program for Money Market Funds

At a meeting held on October 6, 2008, the Board of Directors of the Series Fund determined that the Series Fund’s Money Market Portfolio will participate in the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). Under the Program, the Treasury guarantees to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008, subject to certain limitations which are described below. The guarantee will be triggered if the Money Market Portfolio “breaks the buck;” that is, if its net asset value per share falls below $0.995 (a “Guarantee Event”). For detailed information about the Program, visit the Treasury’s website at www.ustreas.gov.

The Program applies only to shares held in the Money Market Portfolio as of the close of business on September 19, 2008. The Program’s guarantee does not apply to shares purchased after September 19, 2008 or to shares redeemed or exchanged into or out of the Money Market Portfolio after September 19, 2008. There is no per-account cap on the amount of coverage; however, the number of shares of each shareholder covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder in the same account on the date of the Guarantee Event.

If a Guarantee Event occurs, the Money Market Portfolio would be required to liquidate and comply with certain other requirements for any shareholder to be entitled to payments under the Program. The Program covers the difference between the amount received by a shareholder in connection with such liquidation and $1.00 per share, for any shares covered by the guarantee, subject to the overall amount available to all funds participating in the Program. In liquidation, those shares not covered by the Program may receive less than $1.00 per share. Guarantee payments under the Program to all participating money market funds will not exceed the amount available within the U.S. Treasury Department’s Exchange Stabilization Fund on the date of payment. As of the date of this Supplement, assets available to the Program are approximately $50 billion.

The Program’s initial three month term is due to expire on December 18, 2008, after which the Secretary of the Treasury has the option to renew the Program through September 19, 2009. If the Program is extended, the Money Market Portfolio would have to renew its participation and pay any additional fees required to maintain coverage. If the Secretary chooses not to renew the Program at the end of the initial three month term, the Program will terminate. There is no guarantee that the Secretary of the Treasury will extend the Program, or that the Money Market Portfolio will elect or be eligible to participate in the Program if it is extended beyond December 18, 2008. If a Guarantee Event occurs after the Program expires, or, if sooner, after the Money Market Portfolio ceases to participate in the Program, neither the Money Market Portfolio nor its shareholders will be entitled to any payment under the Program.

Updates to Fee Table and Expense Example

In order to participate in the Program, the Money Market Portfolio was required to pay a premium in the amount mandated by the Treasury. The following Fee Table and Example have been updated to reflect the anticipated impact of the premium on the Portfolio’s expenses. The Fee Table and Example relating to the Money Market Portfolio contained in the current Prospectus are hereby deleted and replaced with the following updated information.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses*	0.02%
Total Portfolio Operating Expenses	0.32%

*Reflects the fee paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds for the period from September 19, 2008 to December 18, 2008. Due to the temporary nature of the Program, this expense has not been annualized.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$99	$171	$383

Neither this Supplement nor the Money Market Portfolio itself is in any manner approved, endorsed, sponsored or authorized by the U.S. Department of the Treasury.

Northwestern Mutual Series Fund, Inc.

Supplement Dated October 21, 2008 to the

Prospectus Dated April 30, 2008

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated April 30, 2008 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Portfolio Manager Changes

Emerging Markets Equity Portfolio

Effective October 10, 2008, Jose Luis Garcia joined the portfolio management team for the Emerging Markets Equity Portfolio. The Prospectus is hereby amended to insert the following text below the biography for Nicholas D. Smithie set forth under the “Emerging Markets Equity Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS”:

“Jose Luis Garcia, Investment Officer of Massachusetts Financial Services Company, is co-manager of the Portfolio. His focus is primarily on equity securities within Latin America. For Mr. Garcia’s biographical information, please refer to “Research International Core Portfolio,” above.”

Large Cap Blend Portfolio

By October 31, 2008, Michael R. Ericksen, David I. Fischer and Karen A. Miller will leave and Jim S. Kang will join the portfolio management team for the Large Cap Blend Portfolio. The Prospectus is hereby amended to delete the biographies of Messrs. Ericksen and Fischer and Ms. Miller currently set forth under the “Large Cap Blend Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” and to add the following biography for Jim S. Kang:

“Jim S. Kang, Senior Vice President of Capital International Research, Inc., and a Vice President of CGTC, has been employed by CGTC or an affiliate for 20 years and has served as a portfolio manager selecting equity securities during the past five years. He is a Phi Beta Kappa graduate from the University of California at Los Angeles, where he earned a BS in psychobiology (magna cum laude). He also holds an MBA from Columbia University Graduate School of Business.”

Domestic Equity Portfolio

By October 31, 2008, Karen A. Miller will leave, and Gene D. Barron will join, the portfolio management team for the Large Cap Blend Portfolio. The Prospectus is hereby amended to delete the biography for Karen A. Miller currently set forth under the “Domestic Equity Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” and to add the following biography for Gene D. Barron:

“Gene D. Barron, Senior Vice President and investment analyst for Capital International Research, Inc., has been employed by CGTC or an affiliate for 15 years and has served as a research analyst selecting equity securities during the past five years. Mr. Barron graduated from the Wharton School at the University of Pennsylvania with an MBA (with distinction) in corporate finance and accounting, and a BS (magna cum laude) in economics.”

Index Name Change

Effective October 1, 2008, the S&P/Citigroup PMI Global ex-US Index was renamed the “S&P Global ex-US LargeMidCap Index.” All references to the Index contained in the Prospectus are hereby updated to reflect such new name, and the definition for the Index found at footnote (a) to the Average Annual Return Table for the International Growth Portfolio is hereby revised to read as follows:

“The S&P Global ex-US LargeMidCap Index is an unmanaged, capitalization-weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (BMI), by capitalization. The S&P Global BMI includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.”

Northwestern Mutual Series Fund, Inc.

Supplement Dated October 21, 2008 to the

Prospectus Dated April 30, 2008

The following information supplements the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated April 30, 2008 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Portfolio Manager Change – Domestic Equity Portfolio

By October 31, 2008, Karen A. Miller will leave, and Gene D. Barron will join, the portfolio management team for the Large Cap Blend Portfolio. The Prospectus is hereby amended to delete the biography for Karen A. Miller currently set forth under the “Domestic Equity Portfolio” paragraph of the “Portfolio Managers” sub-section of the section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” and to add the following biography for Gene D. Barron:

“Gene D. Barron, Senior Vice President and investment analyst for Capital International Research, Inc., has been employed by CGTC or an affiliate for 15 years and has served as a research analyst selecting equity securities during the past five years. Mr. Barron graduated from the Wharton School at the University of Pennsylvania with an MBA (with distinction) in corporate finance and accounting, and a BS (magna cum laude) in economics.”

Index Name Change

Effective October 1, 2008, the S&P/Citigroup PMI Global ex-US Index was renamed the “S&P Global ex-US LargeMidCap Index.” All references to the Index contained in the Prospectus are hereby updated to reflect such new name, and the definition for the Index found at footnote (a) to the Average Annual Return Table for the International Growth Portfolio is hereby revised to read as follows:

“The S&P Global ex-US LargeMidCap Index is an unmanaged, capitalization-weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (BMI), by capitalization. The S&P Global BMI includes companies in developed and emerging markets (excluding the U.S.) with more than $100 million (USD) of free float capitalization. The Index does not reflect the deduction of fees and expenses. It is not possible to invest directly in an index.”